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                                                                   EXHIBIT 10.70

Recording Requested By And
When Recorded  Mail To:

James R. Andrews, Esq.
Gilchrist & Rutter Professional Corporation
1299 Ocean Avenue, Suite 900
Santa Monica, CA  90401-1000


                        ASSIGNMENT OF LEASES AND RENTS
                        ------------------------------


     THIS ASSIGNMENT OF LEASES AND RENTS ("ASSIGNMENT") made as of August 29,
                                                                          --
1997, by VALLEY CONVALESCENT, LLC a California limited liability company, having its principal place of business at 31105 Rancho Viejo Road, No. 5, San Juan Capistrano, California 92675 ("ASSIGNOR"), to G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 439 North Bedford Drive, Beverly Hills, California 90210 ("ASSIGNEE").

                                  WITNESSETH:

     THAT Assignor for good and valuable consideration, receipt whereof is hereby acknowledged, hereby grants, transfer and absolutely and unconditionally assigns to Assignee the entire lessor's interest in and to all current and future leases, including, but not limited to, that certain lease between Assignor, as lessor, and M.C. Word CPA, a Professional Corporation, as lessee, and other agreements affecting the use, enjoyment, or occupancy of all or any part of the land, more particularly described in Exhibit A annexed hereto and
                                                 ---------
made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (hereinafter collectively referred to as the "PROPERTY").

     TOGETHER WITH all other leases and other agreements affecting the use, enjoyment or occupancy of any part of the Property now or hereafter made affecting the Property or any portion thereof, together with any extensions or renewals of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment;

     The leases and other agreements described above together with all other present and future leases and present and future agreements and any extension or renewal of the same are hereinafter collectively referred to as the "LEASES";

     TOGETHER WITH all accounts, deposits, rents, income, issues, revenues, receipts, insurance proceeds and profits arising from the Leases and renewals thereof and together with all rents, income, issues and profits (including, but not limited to, all oil and gas or

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other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property, or the sale, lease, sublease, license, concession or other grant of right to use or occupy any portion thereof, vending machine proceeds, and any compensation received for the rendering of services by Assignor (hereinafter collectively referred to as the "RENTS").

     THIS ASSIGNMENT is made in consideration of that certain loan made by Assignee to Assignor evidenced by that certain note made by Assignor to Assignee, dated the date hereof, in the principal sum of Two Million Seven Hundred Ninety-Nine Thousand Four Hundred Ninety Dollars and No Cents ($2,799,490.00) (the "NOTE"), and secured by that certain deed of trust, security agreement, and fixture filing with assignment of rents and agreements given by Assignor to Assignee, dated the date hereof covering the Property and intended to be duly recorded (the "SECURITY INSTRUMENT").

     The principal sum, interest and all other sums due and payable under the Note and Security Instrument are hereinafter collectively referred to as the "DEBT". This Assignment, the Note, the Security Instrument and any other documents now or hereafter executed by Assignor and/or others and by or in favor of Assignee which evidences, secures or guarantees all or any portion of the payments due under the Note or otherwise is executed and/or delivered in connection with the Note and the Security Instrument are hereinafter referred to as the "LOAN DOCUMENTS".

     ASSIGNOR WARRANTS that (A) Assignor is the sole owner of the entire lessor's interest in the Leases; (B) the Leases are valid, enforceable and in full force and effect and have not been altered, modified or amended in any manner whatsoever; (C) none of the Rents have been assigned or otherwise pledged or hypothecated; (D) none of the Rents have been collected for more than two (2) months in advance; (E) Assignor has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Assignor or the Property;
(F) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; and (G) there exist on offsets or defenses to the payment of any portion of the Rents.

     ASSIGNOR COVENANTS with Assignee that Assignor (A) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (B) shall promptly send copies to Assignee of all notices of default which Assignor shall send or receive thereunder; (C) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed and performed, short of termination thereof; (D) shall not collect any of the Rents more than one (1) month in advance; (E) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (F) shall deliver to Assignee, upon request, tenant estoppel certificates from each commercial tenant at the Property in form and substance reasonably satisfactory to Assignee, provided that Assignor shall not be required to deliver such certificates more frequently than two (2) times in any calendar year; and (G) shall execute and deliver at the request of

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Assignee all such further assurances, confirmations and assignments in connection with the Property as Assignee shall from time to time require.

     ASSIGNOR FURTHER COVENANTS with Assignee that Assignor shall not, without the prior consent of Assignee (i) enter into any Lease of all or any part of the Property in excess of 5% of gross leasable area rentable square feet (a "MAJOR LEASE"), (ii) cancel, terminate, abridge or otherwise modify the terms of any Major Lease, or accept a surrender thereof, (iii) consent to any transfer, assignment of or subletting under any Major Lease, (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Major Lease or the terms thereof, (v) accept prepayments of installments of Rents for a period of more than one (1) month in advance or (vi) further assign the whole or any part of the Leases or the Rents. In addition to the foregoing, Assignor shall not, (i) lease all or any part of the Property, (ii) cancel, terminate, abridge or otherwise modify the terms of any Lease, or accept a surrender thereof, (iii) consent to any transfer, assignment of or subletting under any Lease not in accordance with its terms or (iv) cancel, terminate, abridge or otherwise modify any guaranty of any Lease or the terms thereof unless such actions are exercised for a commercially reasonable purpose in an arms-length transaction on market rate terms.

     ASSIGNOR FURTHER COVENANTS with Assignee that (A) all Leases shall provide that the tenant agrees to attorn to Assignee; (B) none of the Leases shall contain any option to purchase, any right of first refusal to lease or purchase, or any right to terminate the lease term (except in the event of the destruction of all or substantially all of the Property); (C) Leases executed after the date hereof shall not contain any provisions which adversely affect the Property or which might adversely affect the rights of the Assignee, and (D) each tenant shall conduct business only in that portion of the Property covered by its lease. Upon request, Assignor shall furnish Assignee with executed copies of all Leases.

     THIS ASSIGNMENT is made on the following terms, covenants and conditions:

     1.    PRESENT ASSIGNMENT.  Assignor does hereby absolutely and
           ------------------
unconditionally assign to Assignee Assignor's right, title and interest in all current and future Leases and Rents, it being intended by Assignor that this assignment constitutes a present, absolute and unconditional assignment and not an assignment for additional security only. Such assignment to Assignee shall not be construed to bind Assignee to the performance of any of the covenants, conditions, or provisions contained in any such Lease or otherwise to impose any obligation upon Assignee. Assignor agrees to execute and deliver to Assignee such additional instruments, in form and substance satisfactory to Assignee, as may hereinafter be requested by Assignee to further evidence and confirm said assignment. Nevertheless, subject to the terms of this paragraph, Assignee grants to Assignor a revocable license to operate and manage the Property and to collect the Rents. Assignor shall hold the Rents, or a portion thereof, sufficient to discharge all current sums due on the Debt for use in the payment of such sums. Upon an Event of Default (as defined in the Security Instrument), the license granted to Assignor herein shall automatically be revoked by Assignee and Assignee shall immediately be entitled to receive and apply all Rents, whether or not Assignee enters upon and takes control of the Property. Assignee and Trustee (as defined in

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the Security Instrument) are hereby granted and assigned by Assignor the right, at its option, upon the revocation of the license granted herein to enter upon the Property in person, by agent or by court-appointed received to collect the Rents. Any Rents collected after the revocation of the license herein granted may be applied toward payment of the Debt in such priority and proportion as Assignee, in its discretion, shall deem proper.

     2.    REMEDIES OF ASSIGNEE.  Upon or at any time after an Event of Default,
           --------------------
Assignee may, at its option, without waiving such Event of Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court, take possession of the Property and have, hold, manage, lease and operate the Property on such terms and for such period of time as Assignee may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents, including those past due and unpaid, with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Assignee and may apply the Rents to the payment of the following in such order and proportion as Assignee in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents a Assignee may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Assignee may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and attorneys' fees. In addition to the rights which Assignee may have herein, upon the occurrence of an Event of Default, Assignee, at its option, may either require Assignor to pay monthly in advance to Assignee, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in possession of Assignor or require Assignor to vacate and surrender possession of the Property to Assignee or to such receiver and, in default thereof, Assignor may be evicted by summary proceedings or otherwise. Additionally, Assignee shall have the right to establish a lock box for the deposit of all Rents and other receivables of Assignor relating to the Property. For purposes of paragraphs 1 and 2 hereof, Assignor grants to assignee its irrevocable power of attorney, coupled with an interest, to take any and all of the aforementioned actions and any or all other actions designated by Assignee for the proper management and preservation of the Property. The exercise by Assignee of the option granted it in this paragraph and the collection of the Rents and the application thereof as herein provided shall not be considered a waiver of any default by Assignor under the Note, the Security Instrument, the Leases, this Assignment or the other Loan Documents.

     3.    NO LIABILITY OF ASSIGNOR.  Assignee shall not be liable for any loss
           ------------------------
sustained by Assignor resulting from Assignee's failure to let the Property after an Event of Default or from any other act or omission of Assignee in managing the Property after an Event of Default. Assignee shall not be obligated to perform or discharge any obligation, duty or

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liability under the Leases or under or by reason of this Assignment and Assignor shall, and hereby agrees, to indemnify Assignee for, and to hold Assignee harmless from, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Assignee by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases. Should Assignee incur any such liability, the amount thereof, including costs, expenses and attorneys' fees, shall be secured hereby and by the Security Instrument and the other Loan Documents and Assignor shall reimburse Assignee therefor immediately upon demand and upon the failure of Assignor so to do Assignee may, at its option, declare all sums secured hereby, the Note, the Security Instrument and the other Loan Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Assignee, for the carrying out of any of the terms and conditions of the Leases; nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including, without limitation, the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

     4.    NOTICE TO LESSEES.  Assignor hereby authorized and directs the
           -----------------
tenants named in the Leases or any other or future tenants or occupants of the Property upon receipt from Assignee of written notice to the effect that the Assignee is then the holder of the Note and that a default exists hereunder or under this Assignment, the Note, the Security Instrument or the other Loan Documents to pay over to Assignee all rents and to continue to do so until otherwise notified by Assignee.

     5.    OTHER SECURITY.  Assignee may take or release other security for the
           --------------
payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

     6.    OTHER REMEDIES.  Nothing contained in this Assignment and no act done
           --------------
or omitted by Assignee pursuant to the power and rights granted to Assignee hereunder shall be deemed to be a waiver by Assignee of its rights and remedies under the Note, the Security Instrument or the other Loan Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee under the terms thereof. The right of Assignee to collect the Debt and to enforce any other security therefor held by it may be exercised by Assignee either prior to, simultaneously with, or subsequent to any action taken by it hereunder.

     7.    NO MORTGAGEE IN POSSESSION.  Nothing herein contained shall be
           --------------------------
construed as constituting Assignee a "mortgagee in possession" in the absence of the taking of actual

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possession of the Property by Assignee.  In the exercise of the powers herein granted Assignee, no liability shall be asserted or enforced against Assignee, all such liability being expressly waived and released by Assignor.

     8.    CONFLICT OF TERMS.  In case of any conflict between the terms of this
           -----------------
Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

     9.    NO ORAL CHANGE. This Assignment and any provisions hereof may not be
           --------------
modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Assignor or Assignee, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     10.   CERTAIN DEFINITIONS.  Unless the content clearly indicates a contrary
           -------------------
intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeable in singular or plural form and the word "ASSIGNOR" shall mean each Assignor and any subsequent owner or owners of the Property or any part thereof or any interest therein, the word "ASSIGNEE" shall mean Assignee and any subsequent holder of the Note, the word "NOTE" shall mean the Note and any other evidence of indebtedness secured by the Security Instrument, the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "PROPERTY" shall include any portion of the Property and any interest therein; whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms; and the singular form of nouns and pronouns shall include the plural and vice versa.

     11.   NON-WAIVER.  The failure of Assignee to insist upon strict
           ----------
performance of any term shall not be deemed to be a waiver of any term of this Assignment. Assignor shall not be relieved of Assignor's obligations hereunder by reason of (i) failure of Assignee to comply with any request of Assignor or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note or the other Loan Documents, (ii) the release regardless of consideration, of the whole or any part of the Property, or (iii) any agreement or stipulation by Assignee extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the other Loan Documents. Assignee may resort for the payment of the Debt to any other security held by Assignee in such order and manner as Assignee, in its discretion, may elect. Assignee may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Assignee thereafter to enforce its rights under this Assignment. The rights of Assignee under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Assignee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provisions.

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     12.   INAPPLICABLE PROVISIONS.  If any term, covenant or condition of this
           -----------------------
Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

     13.   DUPLICATE ORIGINALS.  This Assignment may be executed in any number
           -------------------
of duplicate originals and each such duplicate original shall be deemed to be an original.

     14.   GOVERNING LAW.  This Assignment shall be governed and construed in
           -------------
accordance with the laws of the state in which the real property encumbered by the Security Instrument is located.

     15.   TERMINATION OF ASSIGNMENT.  Upon payment in full of the Debt and the
           -------------------------
delivery and recording of a satisfaction, release, reconveyance or discharge of the Security Instrument duly executed by Assignee, this Assignment shall become and be void and of no effect.

     16.   WAIVER OF JURY TRIAL.  ASSIGNOR HEREBY AGREES NOT TO ELECT A TRIAL BY
           --------------------
JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS ASSIGNMENT, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH.
THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY ASSIGNOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO TRIAL BY JURY WOULD OTHERWISE ACCRUE. ASSIGNEE IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY ASSIGNOR.

     THIS ASSIGNMENT shall inure to the benefit of Assignee and any subsequent holder of the Note and shall be binding upon Assignor, and Assignor's heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.

     Assignor has executed this instrument the day and year first above written.

                          ASSIGNOR:

                          VALLEY CONVALESCENT, LLC
                          a California limited liability company
                          By: Continuum Health Incorporated, a Delaware
                              corporation, its Manager

                          By: /s/ Johann Keil
                             ------------------------
                           Name:  Johann Keil
                                ---------------------
                           Title: President
                                 --------------------

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                    CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT

State of California    )
                       )ss.
County of ORANGE       )


     On August 29, 1997 (date) before me, Shirley D. Winick name and title "Notary Public"), personally appeared JOHANN KEIL (name of signer(s)), personally known to me (or proved to me on the basis of satisfactory evidence)
                           --------------------------------------------------
to be the person(s) whose name(s) is/are subscribed to the within instrument and
          ------          ----    --
acknowledged to me that he/she/they executed the same in his/her/their
                        --
authorized capacity(ies), and that by his/her/their signature(s) on the
           --------                   ---           ---------
instrument the person(s), or the entity upon behalf of which the person(s)
               ------                                            ------
acted, executed the instrument.

WITNESS my hand official seal.

/s/ Shirley D. Winick
-----------------------------
(signature of Notary)             (seal of Notary)

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION

THE LAND REFERRED TO HEREIN IS SITUATED IN THE STATE OF CALIFORNIA, COUNTY OF IMPERIAL, AND IS DESCRIBED AS FOLLOWS:

                  THE SOUTH 222 FEET OF BLOCK 7 OF SOUTH PARK
                  NO. 1, IN THE CITY OF EL CENTRO, COUNTY OF
                  IMPERIAL, STATE OF CALIFORNIA, ACCORDING TO
                  MAP ON FILE IN BOOK 8, PAGE 43 OF FINAL MAPS
                  IN THE OFFICE OF THE COUNTY RECORDER OF
                  IMPERIAL COUNTY.

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